UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2022

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Chemours Company (the “Company”) held its annual meeting of shareholders on April 27, 2022 (the “Annual Meeting”).

At the Annual Meeting, shareholders:

•	elected all ten director nominees to serve a one-year term;
•	approved the Company’s annual “say-on-pay” vote on an advisory basis;
•	approved “one year” as the frequency for the Company’s annual “say-on-pay” vote on an advisory basis; and
•	ratified PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

The final voting results for each proposal were as follows:

Proposal 1 – Election of Directors to Serve One-Year Term

Nominee	For	Against	Abstain	Total	Broker Non-Votes
Curtis V. Anastasio	110,569,994 (99.00%)	907,291	208,218	111,685,503	22,085,486
Bradley J. Bell	110,670,050 (99.09%)	803,600	211,852	111,685,502	22,085,487
Mary B. Cranston	110,752,105 (99.16%)	710,794	222,600	111,685,499	22,085,490
Curtis J. Crawford	110,546,897 (98.98%)	917,522	221,080	111,685,499	22,085,490
Dawn L. Farrell	110,672,247 (99.09%)	795,742	217,515	111,685,504	22,085,485
Erin N. Kane	110,709,593 (99.13%)	766,759	209,149	111,685,501	22,085,488
Sean D. Keohane	110,611,290 (99.04%)	872,333	201,880	111,685,503	22,085,486
Mark E. Newman	110,959,647 (99.35%)	520,640	205,217	111,685,504	22,085,485
Guillaume Pepy	110,901,171 (99.30%)	572,190	212,135	111,685,496	22,085,493
Sandra P. Rogers	110,787,319 (99.20%)	688,532	209,648	111,685,499	22,085,490

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Total	Broker Non-Votes
105,824,703 (94.75%)	5,357,332	503,454	111,685,489	22,085,500

Proposal 3 – Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation

One Year*	Two Year	Three Year	Abstain	Total	Broker Non-Votes
108,397,596 (97.06%)	278,167	2,607,691	402,039	111,685,493	22,085,496

* The Company will include a stockholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Total	Broker Non-Votes
132,496,474 (99.05%)	1,056,898	217,617	133,770,989	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Sameer Ralhan
Sameer Ralhan
Senior Vice President, Chief Financial Officer

Date:	April 29, 2022